The New Kodak

February 7, 2008

1

The New Kodak	2

The New Kodak	3

The New Kodak

Antonio Perez

Chairman and CEO

4

Program of Events

The New Kodak	5

Key Messages of the New Kodak

The New Kodak	6

2007: Every Metric Met or Exceeded

The New Kodak	7

Successfully Delivered 2007 Strategic Imperatives

The New Kodak	8

New Reporting Structure: Leverage Traditional Assets

The New Kodak	10

2008 Digital Portfolio: Built to Grow

The New Kodak	11

2011 Digital Portfolio

Corporate average gross profit improves over the planning period

The New Kodak	12

2011 Traditional Portfolio: Viable Mid-Term

#1 market positions, smaller size, good cash generation

The New Kodak	13

The New Kodak: 2008 Revenue

The New Kodak	14

Digital Business: Critical Mass and Healthy Growth

The New Kodak	15

Geographic Balance: Global Stability and Growth

The New Kodak	16

Balancing the Returns from IP Remains a Priority

The New Kodak	17

Surplus Cash Allocation 2008-2011

The New Kodak	18

2008 Key Strategic Imperatives

The New Kodak	19

This is the New Kodak: 2008 Financial Targets

The New Kodak	20

2008-2011: Target Business Model

The New Kodak	Excludes restructuring/rationalization	21

A Shift Towards Annuities Enhances Gross Profit

The New Kodak	22

The Future of the New Kodak

The New Kodak	23

Traditional’s Staying Power

Mary Jane Hellyar

President, Film, Photofinishing & Entertainment Group
Executive Vice President, Eastman Kodak Company

FPEG Key Messages

The New Kodak	25

FPEG Key Accomplishments

The New Kodak	26

The FPEG Portfolio

The New Kodak	27

Revenue Decline Rate Stabilizes,
Driven by Shift in Portfolio Mix

The New Kodak	28

FPEG Target Business Model

The New Kodak	29

Traditional Photofinishing:
Focus on Margin Expansion

The New Kodak	30

     Entertainment Imaging:
A Year of Solid Results for Kodak

The New Kodak	31

Cinema Screens are Broadly Distributed & Growing

The New Kodak	2007 Estimated WW First-Run Screens = 88,000	32

D-Cinema Adoption Still in Early Stages

The New Kodak	SOURCE: Screen Digest 2007 Forecast	33

Origination Film Transitioning at Measured Pace

The New Kodak	34

FPEG 2008 Operational Goals

The New Kodak	35

FPEG Key Messages

The New Kodak	36

Digital Growth

Phil Faraci

President & Chief Operating Officer

37

Progress to Date with the Digital Businesses

The New Kodak	38

Graphic Communications
Group

Growth to Outpace the Market

39

The New Kodak	40

2007 Performance: GCG

The New Kodak	41

Kodak Participates in Strong & Growing Markets

The New Kodak	42

The New Kodak	43

Market Drivers Fueling Kodak’s Profitable Growth

The New Kodak	44

GCG Portfolio
Large, profitable position in Capture & Prepress, growth in Digital Print & Enterprise Solutions

The New Kodak	45

KODAK STREAM Breakthrough Technology

Introduction at Drupa ‘08

The New Kodak	46

KODAK STREAM Breakthrough Technology

Introduction at Drupa ‘08

The New Kodak	47

KODAK STREAM Continuous Inkjet Printing

The New Kodak	48

Making Progress Toward Target Model

The New Kodak	49

Solid Business Model

The New Kodak	50

The New Kodak	51

Consumer Digital Group

Growth to Outpace the Market

52

Key Messages

Strong performance in 2007

The New Kodak	53

2007 Performance: CDG

The New Kodak	54

Well Positioned in Higher Growth Digital Markets

The New Kodak	55

Market Drivers of Kodak’s Growth

The New Kodak	56

Well Positioned in “Connected Imaging”
Connecting personal content to the TV, mobile device, PC and retail commercial hubs

The New Kodak	57

CDG Portfolio
Broad footprint with Cameras & Kiosks, high growth with CMOS, Inkjet printers & Connected Imaging

The New Kodak	58

Kodak CMOS Redefines Mobile Quality
5 mp, ¼” CMOS Sensor

The New Kodak	59

Inkjet’s Breakthrough Value Broadly Accepted

The New Kodak	* SOURCE: NPD, does not include Mass, Direct	60
channels

Making Progress Toward Target Model

The New Kodak	61

Solid Business Model

The New Kodak	62

The New Kodak	63

The Growth Model

Frank Sklarsky

Chief Financial Officer

Agenda

The New Kodak	65

2007 Financial Results

“Mission Accomplished”

The New Kodak	67

Achieved All 2007 Key Metrics

The New Kodak	68

Our Corporate Restructuring is Complete

The New Kodak	69

Exceeded Cash Goals

The New Kodak	70

Bridging the Change

Building Transparency into our Digital Businesses
The New Reporting Structure (effective 1/1/08)

The New Kodak	72

New Operating Structure – 2007 Breakdown

The New Kodak	73

2008 Priorities & Financial Model

2008 Priorities

The New Kodak	75

Review of Key Trends Under New Structure

The New Kodak	76

2008 Business Model

The New Kodak	77

2008 Financial Targets

The New Kodak	78

How Should We Think About
Net Earnings for 2008?

The New Kodak	79

2008 Cash Generation

The New Kodak	80

Significant Improvement in Operating Cash Flow
2008 Cash Flow Plan

The New Kodak	81

Outlook for 2008 Taxes

The New Kodak	82

Ample Liquidity Provides Significant Flexibility

The New Kodak	83

The New Kodak	84

Looking Forward …
Target Business
Model

85

Driving Digital Businesses Drives
Overall Revenue Growth

The New Kodak	86

2011 Business Model

The New Kodak	87

Target Business Model

The New Kodak	88

Ramping Cash Flow

The New Kodak	89

Capital Allocation and
Value Creation

90

Capital Allocation Philosophy

The New Kodak	91

The New Kodak	92

Key Criteria for Inorganic Investments

The New Kodak	93

Key Takeaways

The New Kodak	94

95

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in this presentation may be forward-looking in nature, or "forward looking statements" as defined in the United States Private Securities Litigation Reform Act of 1995. For example, references to the Company's expectations regarding revenue, revenue growth, revenue mix, rate of change in revenue, gross margin, operating margin, earnings, cash, cash plan, target business model, liquidity plan, interest, taxes, restructuring/rationalization, intellectual property income, inkjet unit growth, inkjet profitability, digital substitution, and new product introductions are forward-looking statements.

Actual results may differ from those expressed or implied in forward-looking statements. In addition, any forward-looking statements represent the Company's estimates only as of the date they are made, and should not be relied upon as representing the Company's estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if its estimates change. The forward-looking statements contained in this report are subject to a number of factors and uncertainties, including the successful:

- *execution of the digital growth and profitability strategies, business model and cash plan;*
- *implementation of the cost reduction programs;*
- *transition of certain financial processes and administrative functions to a global shared services model and the outsourcing of certain functions to third parties;*
- *implementation of, and performance under, the debt management program, including compliance with the Company's debt covenants;*
- *development and implementation of product go-to-market and e-commerce strategies;*
- *protection, enforcement and defense of the Company's intellectual property, including defense of its products against the intellectual property challenges of others;*
- *execution of intellectual property licensing programs and other strategies;*
- *integration of the Company's businesses to SAP, the Company's enterprise system software;*
- *completion of various portfolio actions;*
- *reduction of inventories;*
- *integration of acquired businesses and consolidation of the Company's subsidiary structure;*
- *improvement in manufacturing productivity and techniques;*
- *improvement in working capital management and cash conversion cycle;*
- *continued availability of essential components and services from concentrated sources of supply;*
- *improvement in supply chain efficiency and dependability; and*
- *implementation of the strategies designed to address the decline in the Company's traditional businesses.*

The forward-looking statements contained in this presentation are subject to the following additional risk factors:

- *inherent unpredictability of currency fluctuations, commodity prices and raw material costs;*
- *competitive actions, including pricing;*
- *the Company's ability to access capital markets;*
- *the nature and pace of technology evolution;*
- *changes to accounting rules and tax laws, as well as other factors which could impact the Company's reported financial position or effective tax rate;*
- *pension and other postretirement benefit cost factors such as actuarial assumptions, market performance, and employee retirement decisions;*
- *general economic, business, geo-political and regulatory conditions or unanticipated environmental liabilities or costs;*
- *changes in market growth;*
- *continued effectiveness of internal controls; and*
- *other factors and uncertainties disclosed from time to time in the Company's filings with the Securities and Exchange Commission.*

Any forward-looking statements in this presentation should be evaluated in light of these important factors and uncertainties.

In this presentation Kodak references certain non-GAAP financial measures, "Digital Revenue Growth", "Digital Earnings", "Digital EFO", "Digital EFO Improvement", "Gross Profit excluding Restructuring", " Pro Forma Revenue Change", "EFO excluding Restructuring", "EBITDA", Total Company and Segment: "Pro Forma Revenue", "Pro Forma Gross Profit", "Pro Forma SG&A" as a percent of sales, "Pro Forma R&D" as a percent of sales, and "Pro Forma Earnings from Operations excluding Restructuring" as a percent of sales. Additional non-GAAP financial measures presented include "CDG and GCG Segment Digital Revenue Growth", "CDG Pro Forma EFO Improvement", "GCG Pro Forma EFO", "Pro Forma Digital EFO", "Pro Forma Digital Revenue", "Net Cash Generation", "Cash Generation before Dividends", and "Cash Generation Excluding Carryover Restructuring/Rationalization".

Kodak has prepared a reconciliation of these non-GAAP measures to the comparable GAAP measures. This additional information is attached as an appendix to the copy of this morning's presentation material which is posted in the Investor Center of Kodak's web site, Kodak.com.



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Featured Documents
CES Transcript, January 8, 2008
CES Presentation, January 8, 2008
Citigroup Tech Conference -
To access this material, go to Kodak.com.
From Kodak's home page click on
"Investor Center," at the bottom on the screen.
The presentation materials and appendix are
listed on that page under "Featured Documents."

Antonio Perez, Chairman and CEO
The New Kodak

Mary Jane Hellyar, President, FPEG
Traditional's Staying Power

Phil Faraci, President and Chief Operating Officer
Digital Growth

Frank Sklarsky, Chief Financial Officer
The Growth Model

Successfully completed our four-year restructuring and our 2007 results reflect the positive benefits

Competitive solutions created from a unique IP portfolio combining materials science and digital image science

Sustainable traditional business model generates strong cash flow, as a result of cost cutting and accelerated depreciation

Strong digital growth supported by a differentiated portfolio in growing markets plus leading market positions and/or disruptive technology

Poised to achieve sustainable, profitable growth through portfolio expansions in capture and exponential annuity growth in output

	Goal	Actual
Net Cash Generation	~$100M	$333M
Digital Revenue Growth	3% - 5%	8%
- CDG Digital Revenue Growth	2% - 4%	8%
- GCG Digital Revenue Growth	6% – 9%	7%
Digital EFO	$150M - $250M	$176M
Total EK EFO	$300M - $400M	$343M

All key Digital businesses grew
Digital profitability grew faster than revenue
Year-over-year Digital EFO improved by $189M
Strong cash and earnings from Traditional

1. Achieve market success with new products

- Successful launch of consumer inkjet
- Top-line growth in GCG through product line extensions and new markets
- Great progress on CMOS technologies & products

2. Significant progress toward installation of target cost model

- Completed corporate restructuring
- Cost reduced and assets depreciated ahead of the decline in Traditional business
- Reduced SG&A by more than one point while improving go-to-market
- Significantly improved Digital portfolio profitability
- Strong R&D investment in key focused areas

3. Portfolio rationalization and balance sheet improvement

- Completed sale of Health Group for $2.4B
- Year-End Cash of ~$3B, Debt of $1.6B


DIGITAL
IMAGE
SCIENCE
MATERIALS SCIENCE
Kodak
VISION3
500T/5219
PANTONE 1235 C
PANTONE 130 C

Key Differentiator

Key Changes

Created **F**ilm, **P**hotofinishing and **E**ntertainment **G**roup (FPEG)

Includes current FPG portfolio

- *Consumer Films*
- *Professional Films*
- *Entertainment Films*
- *Aerial Films*

Added responsibility for:

- *Graphics Films*
- *Silver Halide Photographic Paper and Chemistry*
- *Retail and Wholesale Photofinishing*

Business Rationale

Already consolidated all of our output product offerings to retailers under one go-to-market structure within CDG.

That structure is working well and will not change

With the restructuring behind us, we can now go further and leverage FPEG to:

Drive lower cost structure, asset efficiency and supply chain improvements by managing all silver halide assets together



Growth
High
Low
Consumer Inkjet
Sensors
Gallery
Enterprise Solutions
EP
Retail Solutions
Commercial Inkjet
Digital Prepress
Scanners
Digital Capture
Below
2008 Avg.
Above
Gross Profit % vs. Corporate Average


High
Low
Growth
New Technologies / New Categories
Consumer Inkjet
Enterprise Solutions
Commercial Inkjet
Gallery
EP
Retail Solutions
Sensors
Digital Prepress
Scanners
Digital Capture
Below
2008 Avg.
2011 Avg.
Above
Gross Profit % vs. Corporate Average


Decline
Slow
Fast
Films
Paper &
Photofinishing
Entertainment
Imaging
Below
2008 Avg.
2011 Avg.
Above
Gross Profit % vs. Corporate Average


Traditional
(FPEG)
Digital
(CDG&GCG)

The New Kodak is 70% digital revenues.


Business to Consumer
Business to Business

The New Kodak is 60% higher-margin commercial businesses.

~60% of Kodak's earnings from operations will be digital in 2008

Greater than $7B in 2008


CDG
GCG

Our CDG and GCG businesses share IP, innovation, sourcing and best practices.


Capture
Output

The New Kodak digital businesses are 60% output with associated fast growing annuities businesses.

2008 – 2011 Digital Business CAGR = 10% - 12%

2008 Revenue/Spend


US
Outside US

Kodak revenue/spend outside the US is 60%

- Strong brand worldwide
- Balanced currency exposure between revenue and spend
- Well positioned to take advantage of growth outside the U.S.

1. Design freedom
2. Access to:
   - New markets
   - New partnerships
   - Additional intellectual property
3. Continue to be a net cash and income generator

Consistent with 2005-2007, IP income expected to average at least $250M - $350M per year from 2008-2011

Priority Order:

- Growth investments in output/annuity businesses (organic and inorganic)
- Growth investments in commercialization of new technologies (organic and inorganic)
- Share repurchase
- Debt reduction

Tightly aligned with strategy and shareholder value creation for the mid-term

Drive unit growth in digital output businesses for future annuities

- Consumer Inkjet, EP & Continuous Inkjet
- STREAM introduction
- Dry lab deployment, kiosk growth and plates expansion

Margin enhancement in capture

- Portfolio expansion, CMOS and IP

Execution excellence

- Process driven productivity gains
- Strong cash generation from FPEG
- People development

A New Kodak with an energetic, winning and inclusive culture

Revenue Growth	Digital	7% to 10%	0% - 2%
	Traditional	-14% to -12%	
EFO excludes charges for carryover restructuring/rationalization		$400M - $500M	
EBITDA		~$1B+	
Cash Generation before dividends		$400M - $500M	
Cash Generation excluding carryover restructuring/rationalization		$550M - $650M	



Total Rev. $10.3B
Digital Rev. $ 6.7B
CAGR '08 –'11 ~5%
CAGR '08 –'11 10% to 12%
Gross Profit
SG&A
R&D
EFO
25.9%
17.3%
5.3%
3.3%
26% - 27%
16% - 17%
5% - 6%
4% - 5%
27% - 28%
~ 16%
5% - 6%
5% - 7%
28% - 29%
15% - 16%
~5%
7% - 9%
28% - 30%
~15 %
~5%
8% - 10%
2007 Pro forma
2008
2009
2010
2011

Digital Output Businesses


Equipment
Annuity
Gross Profit

- Industry avg. equipment GP ~20%
- Industry avg. annuity GP >50%
- Hardware placements seed future annuities stream
- As annuities increase relative to hardware, GP increases exponentially
- Rising annuities volumes require little additional overhead

The New Kodak achieves higher margins in digital output businesses with fast-growing annuities.

We know how to forecast, manage efficiently and generate strong cash from the declining Traditional business.

We've proven our ability to create innovative solutions to grow Digital businesses' top and bottom line.

We have instituted a culture of innovation, accountability, and operational excellence.

In the past 4 years, we have delivered our key financial commitments and created the New Kodak that we promised.

We've made steady progress and built a differentiated portfolio which gives us the confidence to deliver on the 2008-2011 plan.



- Poised for success in 2008 and beyond with sustainable business model
  - Strong cash generation through 2011
  - Operating margin of 8% - 10% by 2011
- Solid profit outlook continues for Entertainment Imaging



- Profitability improvements in Traditional Photofinishing will sustain strong cash generation
- Completed corporate restructuring
  - Can offset ongoing revenue decline with cost discipline
  - Book value of assets will be virtually written off by end of planning period


Kodak

Positioned FPEG for Sustainable Business Model Going Forward

Delivered on Kodak forecasted film revenues in ’04 - ’05; Exceeded forecasts in ’06 and ’07

Reduced the manufacturing and go-to-market footprint (’04 - ’07):

- Sensitizing locations from 10 to 2
- Net Book Value: $3.1B to $0.7B
- SG&A reduced from $1.2B to $0.5B
- Film capture costs more variable: 75% via distributors

Held or grew share in major product lines

Demonstrated we can forecast and profitably manage a declining business

Unit	Traditional Photofinishing	Entertainment Imaging	Film Capture	Other Film Products
Portfolio	Color Paper, Chemistry, Service, Wholesale Photofinishing 	Capture, Print, & Intermediate Films, Digital Services & Cinema 	Consumer Roll Film, OTUC, Professional Film 	Graphics Film, Aerial Film, PCB Film, Mfg Services 
Revenue — 2008	$1.2B	$1.1B	$0.5B	$0.3B
Revenue — Annual Decline Rate (08-11)	**High Single-Digits**	**Low Single-Digits**	**~30% But Abating**	**Mid Single-Digits**

← ***Cash Contribution Remains Strong*** →

2008 Revenue | 2011 Revenue


Other Film 10%
Traditional Photofinishing 40%
Film Capture 16%
Entertainment Imaging 34%
Other Film 12%
Traditional Photofinishing 40%
Film Capture 8%
Entertainment Imaging 40%


Revenue
$4.3B
$3.6B
CAGR '08 –'11
-14% to -12%
Gross Profit
SG&A
R&D
EFO
25%
15%
2%
8%
24%
14%
2%
8%
23% - 25%
~15%
2%
6% - 8%
25% - 27%
14% - 15%
2% - 3%
8% - 10%
2006 Pro forma
2007 Pro forma
2008
2011

Significant improvements in paper business earnings in 2007, largely through cost reduction

- Reduced manufacturing employment by 35%
- Cut SG&A by $40M (-20%)



Future profitability gains driven by improving mix

- Segments: focus on professionals
- Products: premium papers, chemistry, photobooks
- Geographies & Channels: Asia, Latin America, Kodak Express



Continued selective innovation to support margin expansion

Breadth of retail printing offerings and shared go-to-market positions Kodak to effectively manage for cash



Flat at $1.1B
-2%
2006
2007
+22%
Revenue ($M)
1200
1000
800
600
400
200
0
Film
Digital
Total


US & C
40,000 (45%)
11% digital
Europe
28,000 (32%)
3% digital
Latin America
5,000 (6%)
0.5% digital
Asia Pacific
15,000 (17%)
4% digital

Screens grew 3.5% and are split evenly across US&C, Europe & Asia

65% of new screen growth in regions with lowest conversion rates


Digital Cinema - Color Print
Substitution Profile
% Digital Screens
60%
50%
40%
30%
20%
10%
0%
Upper bound
EI Base Case: Screen Diges
Lower bound
2004
2005
2006
2007
2008
2009
2010
2011

The impact of digital on the print film market remains small

Kodak has strong, stable share in color print

- Qtr on Qtr film fluctuations driven by release patterns and theater runs

Roughly 7% WW 1st run screens converted at end of 2007

This graph's digital substitution range is embedded in our 2008-2011 business model

Digital Capture – Origination
Film Substitution Profile


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
% Digital Displacement
2004
2005
2006
2007
2008
2009
2010
2011

Highly segmented category with differing rates of substitution

Healthy WW movie production volumes in 2007

Drive film as highest quality capture media via:

- Targeted innovations (VISION3 launched Nov '07)
- Integration of film into digital workflow

- Realize the synergies of the new FPEG organization
- Focus color paper/chemistry business toward higher margin segments, products, channels
- Optimize share-price equation for all product categories
- Introduce motion picture film and digital products & services to support evolving workflow
- Continue improvements in enterprise supply chain to reduce working capital and improve customer delivery
- Redirect Kodak Park capacity to third-party business, absorbing fixed costs and generating revenue (27 tenants and growing)



- Poised for success in 2008 and beyond with sustainable business model
  - Strong cash generation through 2011
  - Operating margin of 8% to 10% by 2011



- Solid profit outlook continues for Entertainment Imaging
- Profitability improvements in Traditional Photofinishing will sustain strong cash generation


Kodak

- Completed corporate restructuring
  - Can offset ongoing revenue decline with cost discipline
  - Book value of assets will be virtually written off by end of planning period.

	2006	2007	2008	2008 - 2011
Revenue	$6.3B	$6.6B	7% - 10% YOY	10% - 12% CAGR
EFO	-$152M	$83M	3% - 4% OM	7% - 9% OM

R&D Investment:

- Focused on breakthrough technologies
- Intersection of materials science and digital image science
- Targeting capture and output solutions

Asset-light business model drives ROA

Global highly competitive cost structure, supply chain and go-to-market

Capitalizing on highly relevant Brand

Key Messages

Significant accomplishments in 2007

Well positioned in targeted, high growth, commercial print market segments

Unique position as integrated solutions provider

- Only industry player in offset, workflow & digital print

Will deliver on key 2008 initiatives

- Expand digital press units, introduce STREAM
- Expand industry leading workflow portfolio, enter Enterprise Marketing Management
- Grow worldwide plate leadership, enter packaging market


MENSAJERO
BLAST

	2006 Pro forma	2007 Pro forma
Total Revenue Year-to-Year Change		4%
Gross Profit	31%	28%
R&D	6%	6%
SG&A	23%	19%
EFO	2%	3%

Achieved digital top line growth of 7%

Commodity prices negatively impacted gross profit (-2 ppts)

EFO improvement $64M→ $100M (+$36M)


CAGR
+7%
$21B
$28B
2007
2011

TransPromo - More color, advertising on statements

Catalogs - Synergy with online media

Publications - Explosion of vertical magazines

Commercial - Increase in direct mail

Newspapers - Adoption of color, rising literacy,
Asian circulation boom

Packaging - Shorter shelf life, more promotions

Drivers



Frank Romano, *Professor Emeritus, School of Print Media, Rochester Institute of Technology*

Highlights

- Hybrid printing
- Variable data drives digital printing
- Workflow is essential
- Kodak's solution unique


Literacy
More Color
Versioning
Shorter Runs
Variable Data
MENSAJERO
Drives
Digital Plates
Drives
Digital Plates, Digital Color Printing
Drives
Digital Color Printing
Kodak
Unified Workflow Solutions
UNIFIED WORKFLOW

Unit	Document Imaging Solutions	Prepress Solutions	Inkjet Printing Solutions	Electrophotographic Solutions	Enterprise Solutions
Products	• Production Scanners • Distributed Scanners • Capture Software & Solutions 	• Plates • Platesetters • Flexographic Solutions • Proofing Solutions 	• Imprinting Solutions • High Volume Roll Feed-Color Presses 	• B&W Production Printers • Color Production Presses 	• Production Workflow • Collaboration Workflow • Production Controls • Security Solutions • Unified Workflow 
Role	• Capture	• Output	• Output	• Output	• Ecosystem
	• Stability • Profitability	• Stability • Profitable Growth	• Technology Breakthrough • Unit Growth • High Margin Annuities	• Unit Growth • High Margin Annuities	• Growth • High Margin • Enterprise
2008 Revenue	~$.5B, Moderate Growth	>$2B, High Growth in Digital Plates	←	~$1B, High Growth	→

Variable Data Printing with:

- Quality – Offset class
- Speed – Up to 3600 ppm
- Low cost per page – < $.01 / page
- Proprietary Kodak technology – Broad patent portfolio
- Flexibility – Wide variety of substrates



Leverages consumer inkjet ink, media, MEMS, silicon technologies

Variable Data Printing with:

- Quality – Offset class
- Speed – Up to 3600 ppm
- Low cost per page – < $.01 / page
- Proprietary Kodak technology – Broad patent portfolio
- Flexibility – Wide variety of substrates



Leverages consumer inkjet ink, media, MEMS, silicon technologies

"What I believe will be one of the highlights of Drupa will be the STREAM Concept Press.
….
I have seen this press operating at Kodak's Dayton facility and have to say it is likely to be the digital printing highlight of Drupa. … the quality was really excellent and already close to offset quality."



Andrew Tribute
Managing Partner
Attributes Associates

January 17, 2008
whattheythink.com


Revenue
$3.3B
$3.4B
$3.6B - $3.7B
% growth
4%
6% - 7%
Gross Profit
31%
28%
29% - 30%
SGA
23%
19%
17% - 18%
R&D
6%
6%
6% - 7%
EFO
2%
3%
5% - 6%
More pages
Intro CIJ STREAM
Intro DOD VL2000
Full year new EP portfolio
Intro Flexcel for packaging
Expanded workflow portfolio
Refreshed scanner line
Increase GTM coverage
2006
Pro forma
2007
Pro forma
2008
Target

More pages, more annuities

Large installed base drives annuities

Full digital printing portfolio

Deploy enterprise marketing workflow

Emerging market expansion

Integrated scanning solutions



2008 – 2011 CAGR
9% - 10%
29% - 30%
32% - 33%
17% - 18%
6% - 7%
5% - 6%
16% - 17%
5% – 6%
10% - 11%
2008
Target
2011
Target

Key Messages


MENSAJERO
BLAST

Kodak growth will outpace the market

- Well positioned in growth segments
- Breakthrough technologies
- Expanding portfolio, only true provider of "end-to-end" solutions for hybrid market

2011 target model will be achieved by

- Leaner operating model with scale efficiencies
- Improved portfolio and mix
- Unit placements exponentially driving high margin annuities

Focus on growth in 2008

- Strengthen leadership in retail solutions
  - *Redefining retail photo with dry labs*
  - *Extend kiosk position with functionality and new entry level*
- Continued leadership in digital capture
  - *Expansion into mobile imaging*
    - (CMOS & Co-Development)
  - *Consolidate leadership in digital frames*
  - *Continued category expansion*
- Grow inkjet printer installed base 2x-3x
- All interconnected through Kodak Gallery






Kodak



	2006 Pro forma	2007 Pro forma
Revenue Year-to-Year Change		8%
Gross Profit	21%	26%
R&D	10%	8%
SG&A	19%	18%
EFO	-7%	0%

Expanding portfolio drove top line

Lean operating model, portfolio, and royalties drove GM

EFO improvement of $198M


$104B
+2.7%
$91B
+13%
Sensors
2.5
+0.3%
Inkjet
41
+12%
7
All Other*
DSC
39
+1
%
2007
2011

*Includes kiosks, batteries, consumer imaging services, snapshot printers and digital devices.


Internet sharing
Interconnectivity
Multimedia content
Explosion of digital images
Capture
Viewing
Printing
IMAGING SOFTWARE

Easy connectivity and use of high-value personal content from anywhere to anywhere.


Top 3 Cameras
HD
Top 3 Digital Frames
Kodak
Bringing personal content into people's …
… homes
… pockets
… cars
…
lives
Entry Inkjet Printers
Top 3 Imaging Software
Kodak EasyShare Gallery
Kodak EasyShare
Kodak
Top 3 Web Imaging
Top 3 Retail Printing
Easy connectivity and use of high-value personal content from anywhere to anywhere.

Unit	Digital Capture and Devices	Imaging Sensors	Retail Printing	Inkjet Systems	Kodak Gallery
Products	Digital cameras, IP, Mobile imaging, Imaging accessories, Snapshot printers, Batteries 	CMOS & CCD sensors, modules 	Retail kiosks, dry labs 	Desktop inkjet printers, inks, and papers 	Web merchandise and services, Direct marketing Kodak EasyShare Gallery
Role	• Capture • Channel Presence • Scale • Supply Chain	• Capture • Margin Expansion • Mobile Entry	• Output • Profitability • Unit Growth • High Margin Annuities	• Output • Profitability • Unit Growth • High Margin Annuities	• Ecosystem • Direct Channel • Connectivity • High Margin
2008 Revenue	>$2.5B, Medium Growth	← >$1B, High Growth →			

Sparse color filter array

Advanced hole detector

Unique Kodak Technology

Old CFA technology



New CFA technology

Mobile Quality Comparable to DSC




2.2µm Pixel
1.4µm Pixel

- IPhone
- GPS
- IPod
- Cell phone

Small, Mobile, Connected

By 2010

Total market, approx. $4B

High-end mobile market, approx. $1B

Large Opportunity


REAL KODAK QUALITY
Kodak
REAL EASY
REAL VALUE

First year performance*

'07 unit market share = 2%

'07 $ market share = 3%

First year market objective surpassed

520K units sold

Looking Ahead

2x – 3x units in 2008, driven by platform & product expansion

On track for $1B revenue, breakeven in 2010


Revenue
% growth
$3.0B
$3.2B
8%
$3.5B - $3.7B
10% - 12%
Gross Profit
SGA
R&D
EFO
21%
19%
10%
-7%
26%
18%
8%
25% - 26%
16% - 17%
6% - 7%
2% - 3%
Expanded portfolio across all businesses
• Inkjet printers
• Kiosks, dry labs
• DSCs
• Digital frames
• First mobile solutions
New categories
2006
Pro forma
2007
Pro forma
2008
Target

Inkjet: annuities catch hardware

New products & new categories, higher growth

Annuities > 25% of revenue


2008 – 2011 CAGR
12% - 14%
25% - 26%
16% - 17%
6% - 7%
2% - 3%
26% - 28%
13% - 14%
5% – 6%
7% - 9%
2008
Target
2011
Target

Key Messages




Kodak

Kodak growth will outpace the market

- Strong share position, broad distribution and brand
- Breakthrough technologies
- Expanding portfolio drives growth and margin
  - *Digital frames*
  - *Mobile imaging*
  - *Inkjet printing*
  - ***More to come……***





2011 target model will be achieved by

- Lean operating model with scale efficiencies
- Improved portfolio and mix
- Unit placements exponentially driving high margin annuities



2007 Recap of Financial Results

Bridging the Change

2008 Priorities & Financial Model

Cash Flow, Balance Sheet, Taxes & Net Earnings

Looking Forward ….Target Business Model

Capital Allocation and Value Creation

	What We Said	What We Did
Revenue (As a % of sales):	$10.0B - $10.4B	$10.3B
Gross Profit*	25% - 26%	26%
SG&A	16% - 17%	17%
R&D	5% - 6%	5%
Earnings from Operations*	3% - 4%	3%

Built momentum throughout 2007

* Excludes restructuring

	What We Said	What We Did
Net Cash Generation	~ $100M	$333M
Digital Revenue Growth	3% - 5%	8%
- CDG Digital Revenue Growth	2% - 4%	8%
- GCG Digital Revenue Growth	6% - 9%	7%
Digital EFO	$150M - $250M	$176M

	2007	2004 – 2007 Cumulative
Total Restructuring Charges	$662M	$3.4B
Non-Cash Charges	$388M	$1.6B
Cash Restructuring Payments	$446M	$2.1B
Employment Reductions	~ 4,300	~ 27,650

Expect 2008 charges of $60M to $80M for carryover restructuring and cost rationalization; Corporate Cash payments ≤ $150M

2007 Net Cash Generation = $333M, greater than $100M goal

Key Elements of Achievement:

- Working Capital
- Capital Spending
- Proceeds
- Efficient Restructuring



Ended the year with almost $3B in cash

Digital

CDG
Consumer Digital Group



- Inkjet Systems
- Digital Capture and Devices
- Digital Retail Solutions
- Consumer Imaging Services

GCG
Graphic Communications Group



- Enterprise Solutions
- Inkjet Printing Solutions
- Electrophotographic Printing Solutions
- Prepress Solutions
- Document Imaging

Traditional

FPEG
Film, Photofinishing, & Entertainment Group



- Entertainment Imaging
- Film Capture
- Aerial and Industrial Markets
- Paper & Chemicals
- Photofinishing
- Graphic Arts Film
- Other External Sales

Revenue Prior Structure


19%
35%
FPG
GCG
CDG
46%

Revenue New Structure


33%
36%
GCG
FPEG
CDG
31%

	FPG	CDG	GCG
Revenue ($B)	$2.0	$4.6	$3.6
(as a % of sales)			
Gross Profit		37%	20%
27%			
R&D	1%	5%	6%
SG&A	17%	17%	18%
EFO	19%	-2%	3%

	FPEG	CDG	GCG
Revenue ($B)	$3.6	$3.2	$3.4
(as a % of sales)			
Gross Profit		24%	26%
28%			
R&D	2%	8%	6%
SG&A	14%	18%	19%
EFO	8%	0%	3%

Prudent Deployment Of Capital → Driving Growth → Creating Value

While also maintaining discipline:

- COGS and SG&A
- Working Capital
- Capital Spending

	2006 Pro forma	2007 Pro forma	2008	Key Drivers
Gross Profit	25.8%	25.9%	26% - 27%	▪ 2006/2007 - Continued integration & rationalization ▪ 2008 & Beyond – Expand portfolio. Unit placements drive annuity streams
R&D	5.7%	5.3%	5% - 6%	▪ Focus on growing digital portfolio
SG&A	18.7%	17.3.%	16% - 17%	▪ Continuing to Drive to a Lean Cost Model
EFO	1.4%	3.3%	4% - 5%	▪ Continuous Improvement

Excludes restructuring

	Traditional FPEG	Digital CDG & GCG	Total
Revenue Change	-14% to -12%	7% - 10%	0% - 2%
Gross Profit	23% - 25%	26% - 28%	26% - 27%
R&D	2%	6% - 7%	5% - 6%
SG&A	~15%	~17%	16% - 17%
*EFO	6% - 8%	3% - 4%	4% - 5%

*Excludes charges for carryover restructuring/rationalization

	2008
Total Revenue	$10.3B - $10.5B
Total Earnings From Operations, *excludes charges for carryover restructuring/rationalization*	$400M – $500M
EBITDA	$1.0B - $1.1B
Cash Generation *before Dividends*	$400M - $500M
Cash Generation *excluding carryover restructuring/rationalization*	$550M - $650M

	(in $M, except per share data)
Earnings from Operations	$400M - $500M
Carryover Restructuring and Other Cost Rationalization	($60 - $80)
Earnings from Continuing Operations Before Interest, Other Income (Charges), Net and Income Taxes	$360 - $400
Interest, Net	($10 - $20)
Earnings from Continuing Operations Before Income Taxes	$350 - $375
Income Tax	~($100)
GAAP Earnings from Continuing Operations	$250M - $275M
Share Count Including Impact of Contingently Convertible Securities	305M – 310M

Cash Generation before Dividends $400M - $500M

Cash Generation excluding carryover restructuring/rationalization $550M - $650M

Key Elements:

- Lower Restructuring Payouts
- Continued Focus on Working Capital
- Disciplined Capital Expenditure Investment
- Partially Offset by:
  - Lower Proceeds
  - Incremental Organic Investment

($ Millions)

GAAP, Earnings From Continuing Operations	$250M - $275M
Depreciation & Amortization	~675
Working Capital	~50
Restructuring/Rationalization Costs	~(150)
Other *including impact of Cash Taxes & Liability Changes*	(250) – (225)
Net Cash Provided from Operating Activities – Continuing Operations	$575 - $625
Capital Expenditures	(275) – (325)
Proceeds	100 - 200
Cash Generation before Dividends	**$400M - $500M**
Cash Generation *excluding carryover restructuring/rationalization*	$550M - $650M

Effective Rate for Income Statement

- Opportunity for net reduction in valuation allowances
- May result in P&L rate benefit
- Expect variation between quarters during the year
- Effective Tax Rate, 25% – 30% range

Cash Taxes

- Driven by numerous factors
- Expect to be approximately 30% or about $150M
- Including tax payments associated with 2007 divestiture gains

	2008
Resources:	
Beginning '08 Cash Balance	~$3.0B
Cash Generation before dividends	$400M – $500M
Sub-Total	$3.4B – $3.5B
Capital Allocation:	
Dividends	$145M
Debt Maturities	$300M
Target Cash Balance	~$1.0B
Net Cash Avail. For Value Creation	~$2.0B

Debt Maturity Schedule

YE 2007	$1.6B
Debt Payment	.3B
YE 2008	$1.3B



($ M)
750
500
250
0
$300
$34
$611*
$575
$36
$39
$34
$578
2008
2009
2010
2011
2012
2013+

* $575M convertible bond maturing 2033; 2010 is first put/call date


GCG
FPEG
CDG

2008
$10.3B - $10.5B


FPEG
GCG
CDG

2011

CAGR 2008 – 2011

CDG & GCG = +10% to +12%

FPEG = -14% to -12%

Total = ~5%

	Traditional FPEG	Digital CDG & GCG	Total
Revenue Range	$2.0B - $2.2B	$9.8B - $10B	$11.8B - $12.2B
Gross Profit	25% - 27%	29% - 30%	28% - 30%
R&D	2% - 3%	5% - 6%	~5%
SG&A	14% - 15%	~15%	~15%
EFO	8% - 10%	8% - 10%	8% - 10%


Gross Profit
SG&A
R&D
EFO
25.9%
17.3%
5.3%
3.3%
2007
Pro forma
26% - 27%
16% - 17%
5% - 6%
4% - 5%
2008
27% - 28%
~16%
5% - 6%
5% - 7%
2009
28% - 29%
15% - 16%
~5%
7% - 9%
2010
28% - 30%
~15%
~5%
8% - 10%
2011

Excludes restructuring/rationalization


2007
2008
2011

On our way to surpassing $1B by end of planning period

* Before Dividends


Ongoing Cash Flow from Operations
Fund Existing Dividends
Fund Planned Organic Growth in Existing Businesses
Surplus Cash Including One-time Proceeds
Add'l Organic Investment to Accelerate Growth
Strategic and/or Bolt on Acquisitions
Share Repurchase
Add'l Debt Reduction (Lower Priority)

Organic Investment Opportunities





Output – Higher unit placements to drive consumables and annuity streams

- Consumer Inkjet
- Kiosks/Dry Labs – Global growth opportunity
- Digital Printing – Electrophotographic & continuous inkjet


Kodak







Capture – Leverage technology & commercialization opportunities

- CMOS – Opportunity in mobile
- Portfolio adjacencies





Must align to core Consumer Digital and/or Graphic Communications portfolio

Must have attractive valuation multiple

Must be quickly accretive

Must have significant strategic and financial impact

Healthy net liquidity provides flexibility in current economic environment

Kodak has demonstrated success with recent acquisitions and integration

Corporate Restructuring is Complete

Significant Liquidity Position Provides Flexibility

Focus on Growing Digital Businesses

Sound Criteria for Evaluating Capital Deployment

Kodak



